                           EXHIBIT 21 - SUBSIDIARIES
                           -------------------------


                              CROWN ANDERSEN INC.
                             A Delaware Corporation
                               306 Dividend Drive
                         Peachtree City, Georgia 30269
                            Phone: 1 (770) 486 2000
                             Fax: 1 (770) 487 5066
                             www.crownandersen.com
                             ---------------------
                        e-mail: a2k@crownandersen.com
                                ---------------------

                              Andersen 2000 Inc.
                            A Delaware Corporation
                              306 Dividend Drive
                         Peachtree City, Georgia 30269
                            Phone: 1 (770) 486 2000
                             Fax: 1 (770) 487 5066
                             www.crownandersen.com
                             ---------------------
                         e-mail: a2k@crownandersen.com
                                 ---------------------


                              Montair Andersen bv
                     A Netherlands Registered Corporation
                        And Wholly Owned Subsidiary Of
                              Andersen 2000 Inc.
                               Heuvelsestraat 14
                                5967 NG Sevenum
                                The Netherlands
                             Phone: 31 77 467 2473
                              Fax: 31 77 467 3012
                             www.crownandersen.com
                             ---------------------
                            e-mail: info@montair.nl
                                    ---------------


                      Griffin Environmental Company, Inc.
                            A New York Corporation
                          7066 Interstate Island Road
                            Syracuse New York 13204
                            Phone: 1 (315) 451 5300
                             Fax: 1(315) 451 2338
                             www.griffinenviro.com
                      e-mail: cleanair@griffinenviro.com
                              --------------------------